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                                                                   Exhibit 10.30




                             STOCK OPTION AGREEMENT
                             ----------------------

         THIS AGREEMENT is entered as of the 13th day of March, 1996, by and between North Coast Energy, Inc., a Delaware corporation (the "Company"), and George R. Begley (the "Optionee").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors has determined that the Optionee, as a non-employee Director of the Company, should be granted a stock option, upon the terms and conditions set forth in this Agreement, for 10,000 shares of the $.01 par value common stock of the Company (the "Shares");

         NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

              1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

              (a) The word "Affiliate" shall mean any corporation which is, within the meaning of Section 1563(a) of the Code, a member of a controlled group of corporations which includes the Company.

              (b)    The word "Agreement" shall mean this instrument.

              (c) The word "Board" shall mean the Board of Directors of the Company.

              (d) The word "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

              (e) The word "Committee" shall mean the Stock Option Committee of the Board.
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                                                                   Exhibit 10.30


              (f) The word "Company" shall mean North Coast Energy, Inc., a Delaware corporation, and any successor thereto which shall maintain this Agreement.

              (g) The word "Director" shall mean any person who is a non-employee Director of the Company.

              (h) The words "Effective Date" shall mean the date the Agreement is executed.

              (i) The words "Incentive Stock Option " shall mean any Option which qualifies as an Incentive Stock Option under terms of
                     Section 422A of the Code.

              (j) The word "Option" shall mean the right and option of the Optionee to purchase Shares pursuant to the terms of this Agreement.

              (k) The words "Option Price" shall mean the price at which Shares may be acquired upon the exercise of any Option.

              (l) The word "Optionee" shall mean the person to whom an Option has been granted pursuant to this Agreement.

              (m) The words "Personal Representative" shall mean, following the Optionee's death, the person who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

              (n) The words "Reporting Company" shall mean any entity with a class of equity securities which is registered under
                     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

              (o) The word "Shares" shall mean shares of the $.01 par value common stock of the Company.

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              (p)    The word "Subsidiary" shall mean any corporation at least
                     50% of the common stock of which is owned directly or indirectly by the Company.

          2. GRANT OF OPTION. Effective as of the date of this Agreement, subject to all of the terms and provisions of this Agreement, the Company grants to the Optionee, upon the terms and conditions set forth hereinafter, the right and option to purchase all or any lesser number (including a fractional share) of an aggregate of 10,000 Shares at an Option Price per share equal to the fair market value of a Share, as of the close of business on March 13, 1996, i.e. $.9375 per share. All of such Shares are subject to a nonqualified stock option, and none of such Shares are subject to an Incentive Stock Option.

          3. TERM OF OPTION. Except as otherwise provided herein, the term of the Option shall be until March 12, 2001, and the Option shall expire at the close of regular business hours at the Company's principal office at 5311 Northfield Road, Bedford Heights, Ohio 44146, on such date, or, if earlier, on the applicable expiration date provided for in Sections 5 and 6 hereof.

          4. EXERCISABILITY; TERMINATION. The Option shall vest and become exercisable immediately. The Option may hereafter be exercised by the Optionee either with respect to all or any number of such Shares at any time or from time to time prior to the expiration of the Option. Except as provided in Sections 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee shall be a Director at such time.

          5. TERMINATION OF DIRECTORSHIP, ETC. So long as the Optionee shall continue to be a Director, the Option shall not be affected by (a) any temporary leave of absence approved in writing by the Company or a Subsidiary and described in Section 1.4271-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto, or (b) any change of duties or position. If the Optionee ceases to be a Director for any reason other than death, the Option may be exercised only to the extent to which the Option had not theretofore been exercised; provided, however, that if the Option was not exercisable under Section 4 hereof as of the date the Optionee ceases to be a Director, the


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                                                                   Exhibit 10.30



Committee may in its absolute discretion determine (but shall not be under any obligation to determine) that the Option shall in whole or in part be exercisable upon such terms as the Committee shall prescribe. Upon an Optionee's ceasing to be a Director, the Option shall in any event terminate upon the earlier of either (a) three (3) months (one (1) year if the Optionee ceased to be a Director because of death or Disability) after the date the Optionee ceased to be a Director, or (b) the last day of the term of the Option. Notwithstanding the preceding provisions of this Section 5, unless the Committee shall otherwise determine, upon (a) the Optionee's ceasing to be a Director by reason of an involuntary termination of such status for good cause, as determined by the Committee, or (b) the Optionee's voluntary termination for the purpose of entering into competition with the Company or any of its Subsidiaries, or (c) the commission by the Optionee of a material breach of his obligations under any written employment agreement with the Company or any of its Subsidiaries, the Optionee's right to purchase Shares pursuant to the exercise of the Option shall terminate. Nothing in this Agreement shall confer upon any Optionee any right to continue to interfere with or limit either the right of the Company or a Subsidiary to terminate his directorship at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

          6. OPTIONEE'S DEATH. If, while the Optionee is a Director, or within three (3) months of the Optionee's having ceased to be a Director (other than under circumstances which resulted in the termination of the Optionee's right to purchase Shares pursuant to the exercise of the Option), the Optionee dies, the Option shall continue in full force and effect and may be exercised by the Optionee's Personal Representative, provided, however, that the Option shall terminate upon the earlier of either (a) the first anniversary of the date the Optionee ceased to be a Director or (b) the last day of the term of the Option.

          7. DISSOLUTION, LIQUIDATION AND CERTAIN MERGERS. Notwithstanding the provisions of Section 3 hereof, upon either the dissolution or liquidation of the Company (but only if the distributee of substantially all of the Company's assets upon the


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                                                                   Exhibit 10.30

liquidation of the Company was not, immediately prior to the liquidation, an Affiliate) or upon the occurrence of a merger or consolidation in which the Company is not the surviving corporation (but only if the corporation which is the surviving corporation in such merger or consolidation was not, immediately prior to the merger or consolidation, an Affiliate) and immediately following which the surviving corporation fails to maintain the Option or this Agreement, the Option shall terminate unless the surviving corporation assumes the Option. The Company shall notify the Optionee of any such dissolution, liquidation or merger at least thirty (30) days before the occurrence of such event.

          8. ADJUSTMENT OF NUMBER OF SHARES, ETC. In the event that subsequent to the date of this Agreement, the outstanding Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 425
(a) of the Code), or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each Share subject to the Option the number and kind of shares of stock or other securities into which each outstanding Share shall be exchanged, (ii) the option price per Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to the Option as may be appropriate, equitable and in compliance with the provisions of Section 425(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to the Optionee. Any such adjustment may provide for the elimination of fractional shares if the Committee shall so direct.

          9. EXERCISE OF OPTION. The Option may be exercised by delivering to the Treasurer of the Company at its principal office, 5311 Northfield Road, Suite 320, Bedford Heights, Ohio 44146, a completed Notice of Exercise of Option (obtainable from

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                                                                   Exhibit 10.30


the Treasurer of the Company) setting forth the number of Shares with respect to which the Option is being exercised. Such Notice shall be accompanied by payment in full for the Shares. Such payment shall be made by certified or cashier's check payable to the Company in the amount of the aggregate purchase price for such Shares or, with the consent of the Committee, payment may be made in whole or in part in Shares having a fair market value on the date the Option is exercised equal to that portion of the purchase price for which payment in cash is not made.

          10. ISSUANCE OF SHARE CERTIFICATES. Subject to the last sentence of this Section 10, upon receipt by the Company prior to expiration of the Option of a duly completed Notice of Exercise of Option to exercise the Option accompanied by full payment for the Shares being purchased pursuant to such Notice (and, with respect to any Option exercised pursuant to Section 11 hereof by someone other than the Optionee, accompanied in addition by proof satisfactory to the Committee of the right of such person to exercise the Option), the Company shall cause to be made or otherwise delivered to the Optionee, within thirty (30) days of such receipt, a certificate for the number of Shares so purchased. The Optionee shall not have any of the rights of a shareholder with respect to the Shares which are subject to the Option unless and until a certificate representing such Shares is issued to the Optionee. The Company shall not be required to issue any certificates for Shares upon the exercise of the Option prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and/or (ii) the admission of such Shares to listing on any national securities exchange on which the Shares may be listed, and/or (iii) completion of any registration or other qualification of the Shares under any state or federal law or ruling regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Shares is not necessary or advisable.

          11. SUCCESSORS IN INTEREST, ETC. This Agreement shall be binding upon and inure to the benefit of any successor of the Company and the heirs, estate, and Personal


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                                                                   Exhibit 10.30


Representative of the Optionee. The Option shall not be transferable other than by Will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise the Option on behalf of the Optionee. A deceased Optionee's Personal Representative shall act in the place and stead of the deceased Optionee with respect to exercising an Option or taking any other action pursuant to this Agreement.

          12. NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under this Agreement and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

          13. WITHHOLDING. The Optionee agrees that the Company may make appropriate provision for tax withholding with respect to the transactions contemplated by this Agreement.

          14. CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

          15. NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context shall require.

          16. GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

          17. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants that any Shares which he may acquire by virtue of the exercise of the Option shall be acquired for investment purposes only and not with a view to distribution or resale; provided,



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                                                                   Exhibit 10.30

however, that this restriction shall become inoperative in the event the Shares which are subject to the Option shall be registered under the Federal Securities Act of 1933, as amended, or in the event there is presented to the Company evidence satisfactory to the Company to the effect that the offer or sale of the Shares which were acquired upon exercise of the Option may lawfully be made without registration under the Federal Securities Act of 1933, as amended. Optionee recognizes that this Option is not qualified under rule 16b-3 promulgated under the Exchange Act.

          18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                              NORTH COAST ENERGY, INC.

                                                            ("Company")

                                              By:               /s/ Tim Wagers
                                                 ------------------------------
                                             Its:               CFO/Treasurer
                                                 ------------------------------

                                                            /s/ George Begley
                                                 ------------------------------
                                                            George R. Begley
                                                                    ("Optionee")

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